SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                   FORM 8-K/A

                                 Amendment No. 1

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                _______________________________________________

Date of Report  September 19,  1997                Commission file number 1-8459

                              New Plan Realty Trust
               (Exact name of registrant as specified in charter)

     Massachusetts                                    13-1995781
(State of Incorporation)                       (IRS Employer Identification No.)

              1120 Avenue of the Americas, New York, New York 10036
                    (Address of principal executive offices)

                                  (212) 869-3000
                          Registrant's telephone number

      The undersigned registrant hereby amends its Current Report on Form 8-K, dated
July 31, 1997, by amending Items 5 and 7.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                             NEW PLAN REALTY TRUST
                                             (Registrant)


                             By:/s/ Michael I. Brown
                                ------------------------
                                 Michael I. Brown
                                 Chief Financial Officer and Controller
Dated: September 19, 1997
Item 5.  Other Events

         New Plan Realty Trust (the "Trust) purchased four properties for an aggregate purchase price of approximately $82.6 million of which $1.3 million was paid in cash. This was the estimated fair market value of such properties. Additional information regarding the four properties is set forth below.


Property          Date of Acquisition  Acres          Gross Leasable Area or
Units             Seller      Occupancy


BETHEL PARK PLAZA
Bethel Park, PA   5/14/97     23       222,000 S.F.   Bethel Park L.P.   97%

Principal Tenants: Ames, Giant Eagle, Pep Boys

REGENCY PARK
SHOPPING CENTER
Jacksonville, FL  6/16/97     30       328,000 S.F.   Regency Park       92%
                                                      Associates
Principal Tenants: Publix Supermarket, Service Merchandise, Marshall's, Baby Superstore, Michael's

HILLCREST APARTMENTS
Mobile, AL        6/30/97     7        140 units      Park Lane II, Ltd. 99%

WESTRIDGE COURT   7/18/97     50       448,000 S.F.   Chicago Title      97%
SHOPPING CENTER                                       Company as
Naperville, IL                                        Trustee

Principal Tenants: Cub Foods, Marshall's, Old Navy, CompUSA, Linens 'N Things, Odeon Cinema

          Audited statements of revenue and certain operating expenses and pro forma financial information reflecting the acquisition of the four properties are included in this Current Report on Form 8-K/A Amendment No. 1.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (a) and (b)    Financial Statements of Businesses Acquired and Pro
                         Forma Financial Information.

          1. Report of Eichler, Bergsman & Co., LLP, Independent Certified Public Accountants, dated July 21, 1997.

          2. Certain properties acquired - Historical Summary of Combined Revenues and Certain Operating Expenses for the year ended October 31, 1996.

          3. In addition, the following pro forma financial information is provided to reflect all four properties acquired:

               (i) New Plan Realty Trust and Subsidiaries - Information pursuant to Rule 3-14 of Regulation S-X.

               (ii) New Plan Realty Trust and Subsidiaries - Pro forma condensed consolidated financial statements (unaudited):

                    (a) Pro forma condensed consolidated statement of income for the year ended July 31, 1996.

                    (b) Pro forma condensed consolidated statement of income for the nine months ended April 30, 1997.

                    (c) Pro forma condensed consolidated balance sheet as of April 30, 1997.

                    (d) Notes to pro forma condensed consolidated financial statements.

     (c)  Exhibits

          Included herewith is Exhibit No. 23, the Consent of the Independent Accountants.

New Plan Realty Trust
1120 Avenue of the Americas
New York, New York 10036


                          INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying Historical Summary of Combined Revenues and Certain Operating Expenses of Bethel Park Plaza, Regency Park Shopping Center, Westridge Court Shopping Center and Hillcrest Apartments (the "Properties") for the year ended October 31, 1996. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstate-ment. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation and general and administrative expenses for the period examined and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.


                              EICHLER, BERGSMAN & CO., LLP


New York, New York
July 21, 1997

     HISTORICAL SUMMARY OF COMBINED REVENUES AND CERTAIN OPERATING EXPENSES
                         OF CERTAIN PROPERTIES ACQUIRED
                       FOR THE YEAR ENDED OCTOBER 31, 1996
                                 (IN THOUSANDS)


Rental income                                               $10,159

     Repairs and maintenance                      $   591
     Real estate taxes                              1,299
     Other operating expenses                         552     2,442

Excess of revenues over certain operating expenses          $ 7,717


NOTE:

The Historical Summary of Combined Revenues and Certain Operating Expenses relates to the operation of Bethel Park Plaza, Regency Park Shopping Center, Westridge Court Shopping Center and Hillcrest Apartments (the "Properties") while under ownership previous to New Plan Realty Trust. The properties are all shopping centers, except Hillcrest Apartments.

The Summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

Minimum future rentals for the years ended July 31 under existing commercial operating leases at shopping centers being reported on are approximately as follows (in thousands):


          1998           $8,734       2001                $ 6,268
          1999            8,579       2002                  3,989
          2000            7,952       Thereafter           46,541

The above assumes that all leases which expire are not renewed, therefore, neither renewal rentals nor rental from replacement tenants are included.

Minimum future rentals do not include contingent rentals which may be received under certain leases on the basis of percentage of reported tenants' sales volumes, increase in the Consumer Price Indices, common area maintenance charges and real estate tax reimbursement.


                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
               INFORMATION PURSUANT TO RULE 3-14 OF REGULATION S-X

Part I    MANAGEMENT ASSESSMENT

          Management's assessment of the four properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the four properties, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTIES ACQUIRED (UNAUDITED)

a. The following presents an estimate of taxable operating income and funds generated from the operation of the acquired four properties for the year ended July 31, 1996 based on the Historical Summary of Combined Revenues and Certain Operating Expenses. These estimated results do not purport to present expected results of operations for the four properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of taxable operating income (In Thousands)

Operating income before depreciation expense                $7,717*

Less:

Estimated depreciation                                       1,652
Estimated taxable operating income                          $6,065
                                                            ======
Estimated funds generated:

Estimated taxable operating income                          $6,065

Add: Estimated depreciation                                  1,652
Estimate of funds generated                                 $7,717*
                                                            =======

* Estimates of operating income, net taxable income and funds generated do not include appromimately $500,000 of revenue from leases that commenced after the year ended October 31, 1996.

b. Estimated taxable income for New Plan Realty Trust (including the four properties) for the year ended July 31, 1996 and the nine months ended April 30, 1997 is approximately the same as Pro Forma net income reported on the Pro Forma Condensed Statements of Income (Unaudited).

                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
       NOTES TO ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED
                        FROM CERTAIN PROPERTIES ACQUIRED
                                   (UNAUDITED)

Basis of Presentation

  1. Depreciation expense was based upon an estimated useful life of 40 years using the straight line method.

  2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


  The unaudited pro forma condensed consolidated statements of income for the year ended July 31, 1996 and the nine months ended April 30, 1997 reflect the acquisition of the four properties as if the transactions and other acquisitions made during the year had occurred on August 1, 1995. This pro forma information is based on the historical statement of the Trust after giving effect to the acquisition of these properties.

  The following unaudited pro forma condensed consolidated balance sheet as of April 30, 1997 reflects the acquisition of the four properties and other acquisitions previously reported as if the acquisition had occurred on that date.

  The unaudited pro forma condensed consolidated financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed consolidated statements of income may not be indicative of the results that would have actually occurred had the acquisitions been made on the date indicated or that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with New Plan Realty Trust's audited consolidated financial statements as of July 31, 1996 and for the year then ended and the accompanying notes (which are contained in the Trust's Form 10-K for the year ended July 31, 1996).

                                              NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                                     YEAR ENDED JULY 31, 1996

                                            (In thousands except for per share amounts)




PREVIOUSLY REPORTED (4)

                    AS REPORTED   CURRENT       PRO FORMA    OTHER       PRO FORMA     HISTORICAL    PRO
FORMA     PRO FORMA
                    -----------   ACQUISITIONS  ADJUSTMENTS  ADJUSTMENTS CURRENT       ACQUISITIONS
ADJUSTMENTS   ALL
                                  ------------  -----------  ----------- ACQUISITIONS  ------------
-----------   ACQUISITIONS
                                                                         ------------
         ------------

RENTAL REVENUES         $162,821   $10,159                      500 (5)    $173,480     $27,730     $
565        $201,775

INTEREST AND DIVIDENDS     4,785                                              4,785
(2,067)          2,718
                         -------   -------                       ------    --------    --------
--------       --------
   TOTAL REVENUE         167,606    10,159                          500     178,265      27,730
(1,502)        204,493


OPERATING COSTS           57,302     2,442                                   59,744       9,474
           69,218

DEPRECIATION EXPENSE      20,004            $ 1,652 (2,3)                    21,656
3,466          25,122

INTEREST EXPENSE          17,561              4,885 (2)                      22,446
8,084          30,530

  TOTAL OPERATING
     EXPENSES             94,867     2,442    6,537                         103,846       9,474
11,550         124,870


OTHER DEDUCTIONS           2,616                                              2,616
            2,616

OTHER INCOME                 398                                                398
              398
                          ------    ------    -------           -------     -------     -------
--------        -------

NET INCOME              $ 70,521   $ 7,717  $(6,537)             $  500    $ 72,201     $18,256
($13,052)       $ 77,405
                        ========  ========   ========            ======    ========     =======
========       ========
NET INCOME PER SHARE    $   1.25                                           $   1.28
         $   1.37

AVERAGE SHARES
OUTSTANDING              56,484                                              56,484
           56,484

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
/TABLE

                                              NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                                 NINE MONTHS ENDED APRIL 30, 1997

                                            (In thousands except for per share amounts)

                                                                                         PREVIOUSLY
REPORTED (4)
                    AS REPORTED   CURRENT      PRO FORMA    OTHER         PRO FORMA     HISTORICAL
PRO FORMA    PRO FORMA
                    -----------   ACQUISITION  ADJUSTMENTS  ADJUSTMENTS   CURRENT       ACQUISITIONS
ADJUSTMENTS  ALL
                                  -----------  -----------  -----------   ACQUISITIONS  ------------
-----------  ACQUISITIONS
                                                                          ------------
         ------------


REVENUES:

RENTAL REVENUES         $147,719  $   7,619                   $ 375  (5)   $155,713        $   9,701   $
   153      $165,567

INTEREST AND DIVIDENDS     3,277                                              3,277
               3,277

   TOTAL REVENUE         150,996      7,619                     375         158,990            9,701
   153       168,844

OPERATING EXPENSES:


OPERATING COST            54,138      1,832                                  55,970            3,096
              59,066

DEPRECIATION EXPENSE      18,252              $  1,239  (2,3)                19,491
 1,178        20,669

INTEREST EXPENSE          19,758                 3,664  (2)                  23,422
 3,630        27,052

   TOTAL OPERATING
     EXPENSES             92,148      1,832      4,903       $  375          98,883            3,096
 4,808       106,787


OTHER DEDUCTIONS           1,525                                              1,525
               1,525

OTHER INCOME (LOSS)         (68)                                               (68)
                (68)


NET INCOME             $  57,255    $ 5,787     ($4,903)     $  375       $  58,514          $ 6,605
($4,655)     $  60,464


NET INCOME PER SHARE
AVERAGE SHARES OUTSTANDING


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
/TABLE

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                             AS OF APRIL 30, 1997
                                (In Thousands)

                         AS REPORTED  PRO FORMA      PRO FORMA     PRO FORMA
                                      ADJUSTMENTS(1) ADJUSTMENTS(1)
                                      CURRENT        PRIOR
                                      ACQUISITIONS   ACQUISITIONS


REAL ESTATE                $1,031,275      $82,600     $46,093     $1,159,968
CASH, CASH EQUIVALENTS,
  MARKETABLE SECURITIES
  AND OTHER INVESTMENTS         23,523                                 23,523

OTHER                           45,833                                 45,833

     TOTAL ASSETS           $1,100,631     $82,600     $46,093     $1,229,324

LIABILITIES:

MORTGAGES PAYABLE           $   58,748       1,300     $ 6,027     $   66,075

NOTES PAYABLE                  342,597     $81,300      40,066        463,963

OTHER LIABILITIES               30,218                                 30,218

     TOTAL LIABILITIES         431,563      82,600      46,093        560,256


SHAREHOLDERS' EQUITY           669,068                                669,068

   TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY   $1,100,631     $82,600     $46,093     $1,229,324


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL STATEMENTS (UNAUDITED)


1. Pro Forma Adjustments to the Pro Forma Consolidated Balance Sheet as of April 30, 1997 reflect the acquisition of the four properties and other acquisitions previously reported after April 30, 1997 using increased borrowings.

2. Pro Forma Adjustments to the unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended July 31, 1996 and for the nine months ended April 30, 1997 include adjustments to reflect the acquisition of the four current acquisitions and the previously reported acquired properties as if they had been acquired on August 1, 1995 (See Note 3.) For the year ended July 31, 1996 and the nine months ended April 30, 1997, these adjustments include an increase in interest expense due to the increase in mortgages and notes payable to finance these acquisitions.
     The interest rate used was approximately 6.75% on the assumed mortgages and 5.9% on the notes payable.

3. Depreciation expense was based upon an estimated useful life of 40 years using the straight line method.

4. Refer to Form 8-K dated November 4, 1996, Form 8-K dated January 6, 1997, Form 8-K dated June 18, 1997 and Form 8-K dated June 30, 1997 for previously reported acquisitions.

5. Other adjustments reflects revenue from leases that commenced after the year ended October 31, 1996.

                                 EXHIBIT INDEX


Exhibit Number           Description

     23                  Consent of Independent Accountants